EXHIBIT 10.2

AMENDMENT NO. 1
TO
2005 STOCK OPTION/STOCK ISSUANCE PLAN

The 2005 Stock Option/Stock Issuance Plan of Wilson Family Communities, Inc. (the “Plan”), as adopted by Wilson Holdings, Inc., is hereby amended, effective as of April 23, 2007, as follows:

1.         Section V.A. of the Plan is hereby amended to be read in its entirety as follows:

“The stock issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock.  The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 2,500,000 shares”

2.       Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, Wilson Holdings, Inc. has caused this Amendment No. 1 to 2005 Stock Option/Stock Issuance Plan to be executed on its behalf by its duly authorized officer as of the 23rd day of April, 2007.

WILSON HOLDINGS, INC.

By:
Clark N. Wilson
President & Chief Executive Officer